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                                                                    EXHIBIT 99.3

BANC ONE CREDIT CARD MASTER TRUST - SUMMARY  REPORT
Series  1996-A

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
Distribution Date of:                                                         16-Oct-00
Determined as of:                                                             10-Oct-00
For the Monthly Period Ending:                                                30-Sep-00
Days in Interest Period (30/360)                                                     30
Days in Interest Period (Actual/360)                                                 31

                                                                              Beginning                  Ending             Change
                                                                              ---------                  ------             ------
Pool Balance (Principal)                                               3,863,883,216.64        3,835,718,758.19     (28,164,458.45)
Excess Funding Account                                                             0.00                    0.00               0.00

Invested Amount                                                          500,000,000.00          500,000,000.00               0.00
Class A Invested Amount                                                  465,000,000.00          465,000,000.00               0.00
Class B Invested Amount                                                   35,000,000.00           35,000,000.00               0.00

Principal Funding Account                                                          0.00                    0.00               0.00

Adjusted Invested Amount                                                 500,000,000.00          500,000,000.00               0.00
Class A Adjusted Invested Amount                                         465,000,000.00          465,000,000.00               0.00
Class B Adjusted Invested Amount                                          35,000,000.00           35,000,000.00               0.00
Enhancement Invested Amount                                                        0.00                    0.00               0.00

Reserve Account                                                                    0.00                    0.00               0.00

Available Cash Collateral Amount                                          50,000,000.00           50,000,000.00               0.00
Available Shared Collateral Amount                                        50,000,000.00           50,000,000.00               0.00
Spread Account                                                             5,000,000.00            5,000,000.00               0.00

Servicing Base Amount                                                    500,000,000.00          500,000,000.00               0.00

Allocation Percentages
----------------------
Floating Allocation Pct                                                           12.94%
Principal Allocation Pct                                                          12.94%
Class A Floating Pct                                                              93.00%
Class B Floating Pct                                                               7.00%
Class A Principal Pct                                                             93.00%
Class B Principal Pct                                                              7.00%

                                                                             Series
Allocations                                            Trust                 1996-A                  Class A            Class B
-----------                                      ---------------------------------------------------------------------------------
Principal Collections                            393,806,287.71           50,959,910.75           47,392,716.99       3,567,193.75

Finance Charge Collections                        66,400,719.80            8,592,485.34            7,991,011.37         601,473.97
PFA Investment Proceeds                                      NA                    0.00                    0.00               0.00
Reserve Account Draw                                         NA                    0.00                    0.00               0.00
                                                                                   ----                    ----               ----
Available Funds                                                            8,592,485.34            7,991,011.37         601,473.97

Monthly Investor Obligations
----------------------------
Servicer Interchange                                                         520,833.33              484,375.00          36,458.33
Monthly Interest                                                           2,949,305.56            2,739,350.52         209,955.03
Monthly Servicing Fee                                                        104,166.67               96,875.00           7,291.67
Defaulted Amounts                                 24,028,243.96            3,109,338.79            2,891,685.08         217,653.72
                                                                           ------------            ------------         ----------
                                                                           6,683,644.35            6,212,285.60         471,358.75

Excess Spread                                                              2,126,494.71            1,778,725.77         347,768.94
Required Amount                                                                    0.00                    0.00               0.00

1 Month Libor Rate                                     6.621250%
------------------

Cash Collateral Account
-----------------------
Cash Collateral Fee                                                                                   26,909.72
Interest on CCA Draw                                                                                       0.00
Total                                                                                                 26,909.72

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
Cash Collateral Account  (continued)
------------------------------------
Quarterly Excess Spread Percentage                                                                         6.31%
Principal Payment Rate Calculation                                                                        10.99%
Calculated Current Month's Spread Account Cap                                                              1.00%
Spread Account Cap Adjustment                                                                              0.00%
Applicable Spread Account Cap Percentage                                                                   1.00%
Beginning Cash Collateral Amount                                                                  50,000,000.00
Required Cash Collateral Amount                                                                   50,000,000.00
Cash Collateral Account Draw                                                                               0.00
Cash Collateral Account Surplus                                                                            0.00
Beginning Spread Account Balance                                                                   5,000,000.00
Required Spread Account Amount                                                                     5,000,000.00
Required Spread Account Draw                                                                               0.00
Required Spread Account Deposit                                                                            0.00
Spread Account Surplus                                                                                     0.00

Monthly Principal & Controlled Deposit Amount
---------------------------------------------
Month of Accumulation                                                                                         0
Controlled Accumulation Amount                                                                    51,666,666.67
Required PFA Balance                                                                                       0.00
Beginning PFA Balance                                                                                      0.00
Controlled Deposit Amount                                                                                  0.00
Available Investor Principal Collections                                                          54,069,249.54
Principal Shortfall                                                                                        0.00
Shared Principal to Other Series                                                                  54,069,249.54
Shared Principal from Other Series                                                                         0.00
Class A Monthly Principal                                                                                  0.00
Class B Monthly Principal                                                                                  0.00
Monthly Principal                                                                                          0.00
PFA Deposit                                                                                                0.00
PFA Withdrawal                                                                                             0.00
Ending PFA Balance                                                                                         0.00
Principal to Investors                                                                                     0.00
Ending Class A Invested Amount                                                                   465,000,000.00
Ending Class B Invested Amount                                                                    35,000,000.00

Class A Accumulation Period Length
----------------------------------
Min 12 Month Historical Prin Pmt Rate                                                                     10.19%
Revolving Investor Interest                                                                      500,000,000.00
Class A Invested Amount                                                                          465,000,000.00
Available Principal                                                                               50,959,910.75
Class A Accumulation Period Length                                                                            9

Reserve Account
---------------
Available Reserve Account Amount                                                                           0.00
Covered Amount                                                                                             0.00
Reserve Draw Amount                                                                                        0.00
Portfolio Yield                                                                                           16.80%
Reserve Account Factor                                                                                    83.33%
Portfolio Adjusted Yield                                                                                   7.81%
Reserve Account Funding Period Length                                                                         3
Reserve Account Funding Date                                                                          15-Mar-02
Weighted Average Coupon                                                                                    7.08%
Required Reserve Account Amount                                                                            0.00
Reserve Account Surplus                                                                                    0.00
Required Reserve Account Deposit                                                                           0.00
Portfolio Yield - 3 month average                                                                         16.84%
Base Rate - 3 month average                                                                                8.93%
(Portfolio Yield 3 mo avg) - (Base Rate 3 mo avg)                                                          7.91%

*Note:  For purposes of reporting balances, beginning refers to the balances as of the distribution date in the current Monthly
Period, and ending refers to the balances as of the upcoming Distribution Date.  The Floating Allocation Percentage is based on the Adjusted Invested Amount as of the last day of the Monthly Period preceding the current Monthly Period.

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